UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2016

Cosi, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50052	06-1393745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

294 Washington Street, Suite 510; Boston, Massachusetts	02108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 415-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

Così, Inc. (the “Company”), the fast-casual restaurant company, today announced that, on November 29, 2016, it filed in the United States Bankruptcy Court for the District of Massachusetts (Eastern Division) a Notice of Winning Bidder, stating that LIMAB LLC (“LIMAB”) is the winning bidder pursuant to the bidding procedures approved by the Bankruptcy Court on October 24, 2016, as subsequently amended. The Company and LIMAB also filed with the Bankruptcy Court an Asset Purchase Agreement dated as of October 18, 2016, as amended (the “Purchase Agreement”), which Purchase Agreement remains subject to approval of the Bankruptcy Court. Pursuant to the Purchase Agreement, if approved by the Bankruptcy Court, LIMAB and the Company have agreed that LIMAB will acquire substantially all of the assets the Company and its subsidiaries, on the terms set forth in the Purchase Agreement through either (i) a sale under 11 U.S.C. § 363 or (ii) a Chapter 11 plan of reorganization.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

ITEM 7.01.	Regulation FD Disclosure

Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court and other general information about the Chapter 11 Cases, is available at a subscription based service known as PACER at https://pacer.mab.uscourts.gov/cgi-bin/login.pl.

The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

ITEM 9.01(d).	Exhibits

Exhibit No.	Description	Paper (P) or Electronic (E)
10.1	Asset Purchase Agreement, dated October 18, 2016, among Cosi, Inc., Hearthstone Partners, LLC, Hearthstone Associates, LLC, Xando Cosi Maryland, Inc., Cosi Sandwich Bar, Inc., and LIMAB LLC.	E

10.2	Amendment No. 1 to Asset Purchase Agreement, dated October 28, 2016.	E

10.3	Amendment No. 2 to Asset Purchase Agreement, dated November 17, 2016.	E

10.4	Amendment No. 3 to Asset Purchase Agreement, dated November 22, 2016	E

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cosi, Inc.

Date: December 2, 2016.	/s/ Vicki Baue
Name: Vicki Baue
Title: V. P. & General Counsel, CCO

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
10.1	Asset Purchase Agreement, dated October 18, 2016, among Cosi, Inc., Hearthstone Partners, LLC, Hearthstone Associates, LLC, Xando Cosi Maryland, Inc., Cosi Sandwich Bar, Inc., and LIMAB LLC.	E

10.2	Amendment No. 1 to Asset Purchase Agreement, dated October 28, 2016.	E

10.3	Amendment No. 2 to Asset Purchase Agreement, dated November 17, 2016.	E

10.4	Amendment No. 3 to Asset Purchase Agreement, dated November 22, 2016	E